Exhibit 99.1

TRANSITION, RETENTION, SEPARATION AGREEMENT AND RELEASE

This Transition, Retention, Separation Agreement and Release (“Agreement”) is made by and between SolarCity Corporation (the “Company”), and Brad Buss (“Employee”).

WHEREAS, Employee is employed by the Company as its Chief Financial Officer;

WHEREAS, the Company and Employee have entered into an At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement (the “Confidentiality Agreement”);

WHEREAS, the Company and Employee have entered into certain Stock Option Award Agreements and Restricted Stock Unit Award Agreements, each subject to the terms and conditions of the Company’s 2012 Equity Incentive Plan (the “Plan” and, collectively with such equity award agreements, the “Stock Agreements”) relating to the equity awards granted to Employee and listed on Exhibit A hereto (such awards, the “Equity Awards”);

WHEREAS, the Company and Employee have entered into an Indemnification Agreement (the “Indemnification Agreement”);

WHEREAS, Employee will voluntarily resign from his At-Will Employment Relationship as of the Separation Date (as defined below) and the Company wishes Employee to remain employed and engaged until such time; and

WHEREAS, the Company and Employee have mutually agreed to release each other from any claims arising from or related to the employment relationship.

NOW THEREFORE, the Company and Employee (collectively referred to as the “Parties”) hereby agree as follows:

1.       Employment.  The Parties agree that Employee will remain employed and on Company payroll until March 31, 2016, provided that Employee continues to comply with the Company’s policies and perform his duties in good faith.  Employee’s resignation will be effective, and his employment will be terminated on March 31, 2016 (such date, or if earlier, the date Employee’s employment is actually terminated, the “Separation Date”).  Notwithstanding the foregoing, Employee agrees that Employee shall resign as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Company (and from all other offices and positions of authority of the Company and its subsidiaries (whether wholly or partially owned and affiliates) effective upon the filing with the Securities and Exchange Commission of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015.

2.       Payment of Bonus.  In consideration of, and conditioned upon the effectiveness of this Agreement and Employee’s continuing compliance with the terms hereof, on the latter of the Effective Date and the Separation Date, the Company shall pay to Employee $230,000, less applicable withholding and in accordance with the Company’s regular payroll practices.  Such amount represents the payment of 100% of Employee’s target bonus opportunity for 2015.  Employee further specifically acknowledges and agrees that the consideration provided to him hereunder fully satisfies any obligation that the Company had to pay bonus or any other compensation for all services that Employee rendered to the Company, that the consideration is sufficient to act as consideration for the release of claims set forth herein, and that Employee has not earned and is not entitled to receive any additional bonus or other form of compensation from the Company, and for purposes of clarity, this shall mean that no 2016 bonus shall be earned.

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3.       Equity Awards; Acceleration of Restricted Stock Unit Award.

a.           Equity Awards. The Parties agree that for purposes of determining the number of shares of the Company’s common stock that Employee is entitled to purchase or otherwise acquire from the Company pursuant to the Equity Awards, in each case as of the Separation Date, Employee will be considered to have vested in such Equity Awards only up to the Separation Date, and will not vest in the Equity Awards following the Separation Date.  Employee acknowledges that, as of December 31, 2015, Employee will have vested in the number of shares subject to the Equity Awards as specified on Exhibit A hereto.  The Parties acknowledge and agree that (i) following the Separation Date, the Equity Awards will remain outstanding only to the extent vested as of the Separation Date, (ii) the unvested portions of the Equity Awards will terminate immediately upon the Separation Date, and (iii) notwithstanding Employee’s continued service to the Company following the Separation Date pursuant to the Consulting Agreement (as defined below) and notwithstanding anything to the contrary in the Stock Agreements, (A) no portion of the Equity Awards will vest after the Separation Date, (B) no vested portion of the Equity Awards may be exercised after December 31, 2016, and (C) any unexercised portion of the Equity Awards will automatically terminate on January 1, 2017.  Notwithstanding the foregoing, the vested portion of the Equity Awards shall be subject to earlier termination in accordance with the Change in Control (as defined in the Plan), merger, dissolution or liquidation, and similar provisions of the Plan.

b.           Acceleration of Restricted Stock Unit Award.  As additional consideration for entering into this Agreement, and conditioned upon the effectiveness of this Agreement and Employee’s continuing compliance with the terms hereof, on the latter of the Effective Date and February 29, 2016, the Company shall cause an additional 14,583 shares subject to Employee’s restricted stock unit award (Grant No. 13009186) to become vested.

c.           Continuing Effectiveness.  This Agreement acts as an amendment to the Equity Awards.  The exercise of the vested portion of the Equity Awards and any shares acquired pursuant to the Stock Agreements shall continue to be governed by the terms and conditions of the applicable Stock Agreements, as each has been modified by this Agreement.

4.           Consulting Agreement.  Conditioned upon Employee’s execution of this Agreement, the Parties agree that Company will retain Employee as an independent contractor to provide consulting services to the Company for a period beginning the day following the Separation Date and terminating on December 31, 2016 (or such earlier date, in accordance with the terms of the Consulting Agreement, as defined below) (the period of time that Employee is providing services as a consultant, the “Consulting Term”).  During the Consulting Term, Company agrees to pay employee $1,000.00 per month, in exchange for Employee’s provision of consulting services, as described in the consulting agreement attached hereto as Exhibit B (the “Consulting Agreement”).

5.           Benefits.

a.           Company Paid Health Insurance.  Employee’s medical, dental and vision insurance benefits (for Employee and all dependents) shall cease on the last day of the month in which the Separation Date occurs, subject to Employee’s right to continue health insurance under COBRA. Other than as expressly set forth herein, Employee’s participation in all benefits and incidents of employment, including, but not limited to, the accrual of bonuses, vacation, and paid time off, shall cease as of the Separation Date.

b.           General. Employee’s participation in all benefits and incidents of employment, including, but not limited to, vesting in the Equity Awards and any other rights to acquire securities of the Company, and the accrual of bonuses, vacation, and paid time off, shall cease as of the Separation Date.

6.           Confidential Information.  Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with and be bound by the terms and conditions of the Confidentiality Agreement with respect to confidentiality of Company information.  Employee shall return all the Company property and confidential and proprietary information in his possession to the Company on the Separation Date, or sooner if requested by the Company.  Employee may retain his own personnel and benefit information.

7.           Payment of Salary and Receipt of All Benefits.  Employee acknowledges and represents that, other than the consideration set forth in this Agreement and the Consulting Agreement, the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due or owing to Employee.

8.           Post-Employment Transition and Cooperation. Employee agrees to provide his full, good faith assistance and cooperation to the Company and the other Releasees (as defined below) in connection with any pending or subsequent disputes, audits, investigations, regulatory proceedings, grievances, claims, charges or complaints involving the Company or any of the other Releasees.  Employee agrees to cooperate with and assist the Company and the Releasees, including but not limited to providing prompt, accurate and complete responses to questions, submitting requested declarations attesting to facts known by the Employee, and preparing for, submitting to and attending deposition or trial in which his testimony is subpoenaed by another party or requested by the company, in any pending or subsequently filed lawsuit that relates to or arises out of any matters related to his employment. In addition to the foregoing, Employee agrees, in good faith, to provide any assistance that is reasonably requested by the Company.

9.           Mutual Release of Claims.

a.           Employee Release.  Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to him by the Company and its officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”).  Employee, on his own behalf and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:

i.       any and all claims relating to or arising from Employee’s employment relationship with the Company and the Separation of that relationship;

ii.      any and all claims relating to, or arising from, Employee’s right to acquire, or acquisition of securities of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

iii.      any and all claims for wrongful discharge of employment; separation in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;

iv.     any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Sarbanes-Oxley Act of 2002; the Immigration Control and Reform Act; the California Family Rights Act; the California Labor Code; the California Workers’ Compensation Act; and the California Fair Employment and Housing Act;

v.      any and all claims for violation of the federal or any state constitution;

vi.     any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

vii.    any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

viii.   any and all claims for attorneys’ fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released.  This release does not extend to any obligations incurred under this Agreement or the Consulting Agreement.  This release does not release claims that cannot be released as a matter of law, including, but not limited to, Employee’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company (with the understanding that any such filing or participation does not give Employee the right to recover any monetary damages against the Company; Employee’s release of claims herein bars Employee from recovering such monetary relief from the Company).  This release does not extend to any claims for indemnity, including pursuant to the Indemnification Agreement, occurring prior to the Separation Date, to the maximum extent permitted by applicable law, arising out of any claims or suits against Employee in connection with Employee’s employment with the Company, for which Employee shall immediately notify Company upon his awareness of such a claim. Notwithstanding the foregoing, Employee acknowledges that any and all disputed wage claims that are released herein shall be subject to binding arbitration in accordance with this agreement, except as required by applicable law.  Employee represents that he has made no assignment or transfer of any right, claim, complaint, charge, duty, obligation, demand, cause of action, or other matter waived or released by this Section.

b.       Company Release. Company agrees that the foregoing considerations and undertakings represents settlement in full of all outstanding obligations owed to it by Employee.  The Company, on its own behalf and on behalf of its predecessors and successors in interest, and its and their officers, directors, principals, shareholders, members, contractors, employees, insurers, attorneys, representatives, agents and assigns (“Company Releasors”), hereby and forever releases the Employee, his executors, administrators, heirs, successors, representatives, agents, attorneys, and assigns (“Employee Releasees”), from and against and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that the Company Releasors may possess against any of the Employee Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Separation Date and/or Effective Date of this Agreement, whichever is later,

10.       Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary.  Employee agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement.  Employee acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled.  Employee further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following his execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law.  In the event Employee signs this Agreement and returns it to the Company in less than the 21-day period identified above, Employee hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.  Employee acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Agreement on the Company’s behalf that is received prior to the Effective Date.  The parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

11.       California Civil Code Section 1542.  Employee acknowledges that he has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

a.           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

b.          Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

12.       No Pending or Future Lawsuits.  Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the other Releasees.  Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.

13.       Application for Employment.  Employee understands and agrees that, as a condition of this Agreement, Employee shall not be entitled to any employment with the Company, and Employee hereby waives any right, or alleged right, of employment or re-employment with the Company.

14.       Confidentiality.  Employee agrees to maintain in complete confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as “Separation Information”).  Except as required by law, Employee may disclose Separation Information only to his immediate family members, the Court in any proceedings to enforce the terms of this Agreement, Employee’s attorney(s), and Employee’s accountant and any professional tax advisor to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns, and must prevent disclosure of any Separation Information to all other third parties.  Employee agrees that he will not publicize, directly or indirectly, any Separation Information.  Notwithstanding, in the event Employee needs to verify for a new employer or party for whom/which he intends to provide services that he is not subject to a non-compete agreement, Employee may provide a redacted version of this Agreement to provide such verification.

a.           Employee acknowledges and agrees that the confidentiality of the Separation Information is of the essence.  The Parties agree that if the Company proves that Employee breached this Confidentiality provision, the Company shall be entitled to an award of its costs spent enforcing this provision, including all reasonable attorneys’ fees associated with the enforcement action, without regard to whether the Company can establish actual damages from

Employee’s breach, except to the extent that such breach constitutes a legal action by Employee that directly pertains to the ADEA.  Any such individual breach or disclosure shall not excuse Employee from his obligations hereunder, nor permit him to make additional disclosures.  Employee warrants that he has not disclosed, orally or in writing, directly or indirectly, any of the Separation Information to any unauthorized party.

b.          Trade Secrets and Confidential Information/Company Property.  Employee agrees at all times hereafter to hold in the strictest confidence, and not to use or disclose to any person or entity, any Confidential Information of the Company.  Employee understands that “Confidential Information” means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom Employee has called or with whom he became acquainted during the term of his employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, or other business information disclosed to Employee by the Company either directly or indirectly, in writing, orally, or by drawings or observation of parts or equipment.  Employee further understands that Confidential Information does not include any of the foregoing items that have become publicly known and made generally available through no wrongful act of Employee’s or of others who were under confidentiality obligations as to the item or items involved or improvements or new versions thereof.  Employee hereby grants consent to notification by the Company to any new employer about Employee’s obligations under this paragraph.  Employee represents that he has not to date misused or disclosed Confidential Information to any unauthorized party.

15.       No Cooperation.  Employee agrees that he will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement.  Employee agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order.  If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that he cannot provide counsel or assistance.

16.       Nondisparagement.  Employee agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees.  Employee shall direct any inquiries by potential future employers to the Company’s human resources department. In response to such inquiries, Company shall provide only verification of the dates of Employee’s employment and titles held.  Company solely by and through its officers and Directors agrees to refrain from any disparagement, defamation, libel, or slander of Employee.

17.       Breach.  In addition to the rights provided in the “Attorneys’ Fees” section below, the Parties acknowledge and agree that any material breach of this Agreement, unless such breach constitutes a legal action by Employee challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or of any provision of the Confidentiality Agreement shall entitle the non-breaching party to pursue all remedies and damages available under applicable law.  In connection with breach by Employee, the Company may also seek to recover and/or cease providing the consideration provided to Employee under this Agreement and to obtain damages, except as provided by law.

18.       Non-solicitation.  Employee agrees that for a period of twelve (12) months immediately following the Separation Date, Employee shall not directly or indirectly solicit any of the Company’s Employees to leave their employment at the Company.

19.       Costs.  The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.

20.       ARBITRATION.  THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION IN SANTA CLARA COUNTY, BEFORE JUDICIAL ARBITRATION & MEDIATION SERVICES (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”).  THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES.  THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION.  TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE.  THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION.  THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD.  THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW.  THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY.  NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE.  SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.

21.       Tax Consequences.  The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Employee or made on his behalf under the terms of this Agreement.  Employee agrees and understands that he is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon.

22.       No Representations.  Employee represents that he has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement.  Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement.

23.       Severability.  In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

24.       Attorneys’ Fees.  Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

25.       Entire Agreement.  This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement, Employee’s employment with and separation from the Company, and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings (whether written or oral) concerning the subject matter of this Agreement and Employee’s relationship with the Company, with the exception of the Confidentiality Agreement, the Indemnification Agreement, the Stock Agreements and the Consulting Agreement, except as modified herein.

26.       No Oral Modification.  This Agreement may only be amended in a writing signed by Employee and the Company’s Chief Executive Officer.

27.       Governing Law.  This Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions.  Employee consents to personal and exclusive jurisdiction and venue in the State of California.

28.       Effective Date.   Employee understands that this Agreement shall be null and void if not executed by him within twenty one (21) days and this Agreement has been provided to Employee on January 19, 2016.  Each Party has seven (7) days after that Party signs this Agreement to revoke it.  This Agreement will become effective on the eighth (8th) day after Employee signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).

29.       Counterparts.  This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

30.       Protected Activity Not Prohibited:  Employees understands that nothing in this Agreement or the Confidentiality Agreement shall in any way limit or prohibit Employee from engaging for a lawful purpose in any Protected Activity.  For purposes of this Agreement and the Confidentiality Agreement, “Protected Activity” shall mean filing a charge or complaint, or otherwise communicating, cooperating, or participating with, any state, federal, or other governmental agency, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, and the National Labor Relations Board.  Notwithstanding any restrictions set forth in this Agreement or the Confidentiality Agreement, Employee understands that he is not required to obtain authorization from the Company prior to disclosing information to, or communicating with, such agencies, nor is Employee obligated to advise the Company as to any such disclosures or communications.  Notwithstanding, in making any such disclosures or communications, Employee agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information under the Confidentiality Agreement to any parties other than the relevant government agencies.  Employee further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications, and that any such disclosure without the Company’s written consent shall constitute a material breach of this Agreement and the Confidentiality Agreement.

31.       Voluntary Execution of Agreement.  Employee understands and agrees that he executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of his claims against the Company and any of the other Releasees.  Employee acknowledges that:

(a)        he has read this Agreement;

(b)         he has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or has elected not to retain legal counsel;

(c)         he understands the terms and consequences of this Agreement and of the releases it contains; and

(d)         he is fully aware of the legal and binding effect of this Agreement.

Employee	SolarCity Corporation

/s/ Brad Buss	By:	/s/ Damien Scott
Brad Buss, an individual	Name:	Damien Scott
	Title:	Senior Vice President, People Empowerment
Dated: January 20, 2016	Dated:	January 25, 2016

Exhibit A

Equity Awards

All Grants (vesting as of December 31, 2015)
Grant Date	Grant ID	Grant Type/ Code	Exercise Price	Shares Granted	Shares Vested	Shares Unvested	Shares Outstanding	Shares Exercised/ Release	Shares Cancelled	Vesting Schedule
08/15/2014	13009182	Non-Qualified Stock Option	$71.81	200,000	26,220	173,780	200,000	0	0	MW Deployed
08/15/2014	13009183	Non-Qualified Stock Option	$71.81	200,000	0	200,000	200,000	0	0	6 years, MW Deployed Acceleration
08/15/2014	13009184	Non-Qualified Stock Option	$71.81	30,000	0	30,000	30,000	0	0	Month-End Accounting Close
08/15/2014	13009185	Non-Qualified Stock Option	$71.81	20,000	20,000	0	20,000	0	0	Year-End Accounting Close
08/15/2014	13009186	Restricted Stock Unit Award	N/A	100,000	25,000	75,000	75,000	25,000	0	4 years annually

Exhibit B

Consulting Agreement